Funds

Annual Report

December 31, 2006

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Report of Independent Registered Public Accounting Firm	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Portfolio of Investments	15

Director/Trustee and Officer Information	16

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds' website at www.ingfunds.com and (3) on the SEC website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Trust by calling Shareholder Services toll-free at 1-800-992-0180.

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PRESIDENT'S LETTER

Dear Shareholder,

In its recent meetings, the U.S. Federal Reserve Board (the "Fed") ceased what was a two-year trend. That trend — a string of 17 consecutive interest rate hikes that ended last fall — was seen by many analysts as a sign that the Fed was concerned about containing inflation.

Now, the Fed is neither raising nor lowering interest rates, which puts us in the midst of what economists refer to as a "plateau." Historically, there have been six similar plateaus since 1982 and during four of those periods the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") rose significantly.

Of course, the Fed's actions impact economies and market performance around the world. For instance, the current interest rate climate has been cited as one reason for a decline in the value of the dollar. Last year, that drop in the dollar meant that international stocks — which are often determined in foreign currencies — generally experienced strong performance as foreign currencies climbed and world stock markets continued to produce strong results.

Meanwhile, here at home, 2006 was an interesting year for equity investors. In May of 2006, the S&P 500® Index hit a five-year high followed by a market correction and several months of non-directional returns. A strong rally occurred in the second half of the year driven in part by the aforementioned dollar decline and the interest rate plateau. The good news is many economists believe that these conditions may continue in the months to come.

At ING Funds, we are committed to providing you, the investor, with an array of investment choices that enables you to build a diversified portfolio across a variety of asset classes. We do so, with a view that the globalization of markets is an initial consideration in the products we offer.

We take the confidence you place in us with your investments very seriously — everyone in our firm is committed to renewing this trust each and every day.

Shaun Mathews
President
ING Funds
January 31, 2007

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

In our semi-annual report, we described how the feast of the first quarter had turned to famine in the second quarter for global equity markets on concerns that rising interest rates would freeze out global growth. Indeed as late as June 27, 2006, the year-to-date return on the Morgan Stanley Capital International ("MSCI") World IndexSM(1) measured in local currencies, including net reinvested dividends had been precisely 0%. However, the second half of the year ended December 31, 2006, was much healthier and the same index powered ahead with a return of 13.21%, for the six months ended June 30, 2006 and for the year ended December 31, 2006, the index returned 20.07%. The return to dollar based investors was a little better at 13.2%, as late in the year a slowing economy and hints that central banks would be diversifying out of dollars weighed on that currency. For the six months ended December 31, 2006, the dollar fell 3.1% against the euro and 5.6% against the pound, but gained 4.1% on the yen due to stumbling growth and miniscule interest rates in Japan. For the year ended December 31, 2006, the dollar fell 10.6% against the euro and 12.4% against the pound, but gained 1.3% against the yen.

As the first half of 2006 ended, the Federal Open Market Committee ("FOMC") had just raised the federal funds rate for the seventeenth time since June 2004, to 5.25%. The relatively mild accompanying language led many in the fixed income market to hope that the tightening cycle was now over. Not everyone believed it, especially when new Middle East conflict pushed the price of oil to another record on July 14, 2006. But data, especially on housing, had mostly pointed to cooling demand and a tame employment report on August 4, 2006 probably decided the matter. Four days later the FOMC met and left rates unchanged. The booming housing market had been a powerful driver of growth in recent years through new construction and demand created by mortgage loan refinancing. This boom was deteriorating appreciably with housing prices and the key new building permits measure falling sharply. Only in the last few days of 2006 did the slump show some signs of bottoming out with unexpectedly good new and existing home sales figures reported, along with rebounding consumer confidence. For the six months ended December 31, 2006, the Lehman Brothers® Aggregate Bond ("LBAB") Index(2) of investment grade bonds gained 5.09% and for the year ended December 31, 2006 it gained 4.33%. The most important dynamic was the broad yield curve inversion, suggestive of an expected fall in interest rates and a further economic slow down. The ten-year Treasury yield fell 43 basis points (0.43%) to 4.71%, while the yield on the three-month Bill rose by 3 basis points (0.03%) to 4.89%. Since mid-August, with the exception of two days, bond investors had been prepared to lend money to the government for ten years at a lower interest rate than for three months.

Faced with fading business activity, as the key housing engine seized up, and a yield curve inverted to the point of recession according to some commentators, investors in U.S. equities must have been in the mood to sell. Not so fast. Those investors saw things differently and indeed the apparent "disagreement" between the bond market and global stock markets was a well discussed feature of the second half of the year. For one thing, the oil price, having hit its record, fell back, as surly calm returned to the Middle East, as the summer driving and hurricane seasons came and went and as winter got off to a mild start in the key North East region. The price of oil averaged 22% less in the fourth quarter than at its peak, boosting consumers' spending power and confidence. And if longer-term interest rates were falling then stocks looked more attractive as bonds provided less competition and the present value of future corporate profits rose. Speaking of which, Standard & Poor's 500® Composite Stock Price ("S&P 500®") Index(3) companies duly reported their 13th straight double-digit quarterly percentage earnings gain. Gross domestic product ("GDP") growth may have slowed, but the share of corporate profits, reported at 12.4%, was the highest since the 1950's. The next merger or acquisition to get investors in the mood never seemed far away. Five of them were even announced in one day on November 6, 2006, sending markets up about 1%. For the six months ended December 31, 2006, the S&P 500® Index, including dividends, rose 12.7% and for the year ended December 31, 2006, the S&P 500® Index, including dividends, rose 15.8%. All but 30 basis points (0.30%) of the gain came after August 8, 2006, making six-year highs as the year ended.

International markets, based on MSCI local currency indices, as in the U.S., finished near their best levels for the year. In Japan the market advanced 8.7%, in 2006, after a late surge. The long awaited increase in interest rates from 0.0% to 0.25% took place in July just as the economic recovery was losing impetus. Third quarter growth was estimated at only 0.8% and generated by exports and capital spending alone.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2006

Consumer spending was lagging despite low unemployment and almost flat prices, yet business confidence remained high and profit growth healthy. Elsewhere, Asian markets ex Japan rose 28.2% in 2006, but with wide disparities, ranging from -2.0% in Thailand to 83.4% in China. In Thailand the uncertainty caused by a military coup was compounded when the junta imposed exchange controls to hold back the strong baht, only to rescind them the next day. China's market soared in surely speculative excess, and in the absence of attractive alternatives, as investors sought a piece of the world's fourth largest economy. By the end of 2006 the Chinese market had become the third biggest emerging market after South Korea and Taiwan. European ex UK markets surged 16.1%, in 2006. The Eurozone's GDP growth had recorded its best first half of a year since 2000, 1.7%, and the lowest unemployment rate, 7.8%, since the start of the Eurozone itself. But as the second half of 2006, wore on there were signs that the best news was behind it and the third quarter's annualized growth fell to 2.0%. Business confidence, however, stayed buoyant and cheered by extensive merger and acquisition activity despite headwinds in the form of a strengthening euro, a hawkish European Central Bank that raised rates three times and the looming rise in German sales tax. UK equities added 8.6% in the six months ended December 31, 2006. The Bank of England raised rates twice as GDP growth accelerated to 2.9% year over year, inflation climbed above target and house prices, an important demand generator, continued their recovery with average prices up more than 10% in 2006. Again, however, it was widespread, large scale mergers and acquisitions energizing the market.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long-term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the year ended December 31, 2006, the Trust provided a total return of 19.98% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 15.79% for the same period.

Portfolio Specifics: The Trust outperformed the S&P 500® Index over the course of the full year by a wide margin. Holdings within the energy and consumer staples sectors were the main contributors to performance. Within energy, the portfolio benefited from overweighting integrated oil companies, such as ExxonMobil Corp., Marathon Oil Corp. and ChevronTexaco Corp. These companies experienced strong earnings growth in 2006. Gallaher Group drove performance in the consumer staples sector. The Trust was also helped by underweighting the health care and technology sector. Within technology, not owning semiconductor companies, such as Intel Corp. and Texas Instruments, Inc., as well as internet software and services companies, such as Yahoo!, Inc. and eBay, Inc., was a performance boost. Holding a zero weighting in UnitedHealth Group, Inc. also helped returns as this stock significantly declined in the first half of this year due to option back-dating issues.

In the material sector, Dow Chemical Co. was the biggest drag on performance. Other holdings that had a negative impact on returns were Burlington Northern Santa Fe Corp. and General Electric Co. within the industrial sector. The former was hurt by lower coal shipments due to a warmer than expected winter while the latter continued to be plagued by poor quality of earnings in 2006. Modest value was also detracted by underweighting financials and telecommunications. Not owning diversified financial companies as well as real estate investment trusts also hurt performance as these segments soared over 23% and 40%, respectively.

Current Strategy and Outlook: While the long-term outlook for energy is positive, the near term is less certain given the warmer weather in the United States and elsewhere affecting the Trust's holdings in the integrated oil sector which represents approximately 30% of the portfolio. Similarly, our industrial overweight may face headwinds in the near term due to conditions in the domestic housing and auto industries. Finally, the materials sector with its chemical exposure will be dependent on the U.S. and global economies for positive results. Thus, we see a muted near term outlook for the Trust in 2007. Nevertheless, we are encouraged by the Trust's long-term outlook given its holdings in quality, well respected industry leaders and strong global market positions.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this portfolio may differ from that presented for other ING Funds.

Top Ten Holdings
as of December 31, 2006

(as a percent of net assets)

ExxonMobil Corp.	19.4%
Burlington Northern Santa Fe Corp.	10.6%
General Electric Co.	6.7%
Citigroup, Inc.	6.7%
ChevronTexaco Corp.	6.5%
Procter & Gamble Co.	5.7%
Praxair, Inc.	5.4%
Marathon Oil Corp.	4.4%
Union Pacific Corp.	4.4%
Gallaher Group PLC ADR	4.3%

Portfolio holdings are subject to change daily.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustees
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Corporate Leaders Trust — Series B, a series of ING Corporate Leaders Trust Fund, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period prior to January 1, 2003 were audited by other auditors whose report thereon dated February 28, 2003, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series B as of December 31, 2006, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2007

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

ASSETS:
Investments in securities at value (identified cost $246,432,834)	$396,989,033
Cash	4,427,443
Restricted cash (Note 2)	534,913
Receivables:
Fund shares sold	378,114
Dividends and interest	546,551
Prepaid expenses	14,962
Total assets	402,891,016
LIABILITIES:
Payable for investment securities purchased	1,264,614
Payable for trust shares repurchased	270,402
Distributions payable	534,913
Accrued Sponsor's maintenance fees payable	135,719
Payable for custody and accounting fees	11,660
Payable for shareholder reporting expense	14,099
Payable for professional fees	36,207
Payable for transfer agent fees	23,093
Other accrued expenses and liabilities	15,469
Total liabilities	2,306,176
NET ASSETS:
Balance applicable to Trust shares at December 31, 2006, equivalent to $21.97 per participation on 18,233,446 participations outstanding	$400,584,840

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
Dividends	$9,188,396
Total investment income	9,188,396
EXPENSES:
Sponsor maintenance fees (Note 4)	1,496,223
Transfer agent fees	142,730
Shareholder reporting expense	53,647
Registration and filing fees	3,103
Professional fees	69,782
Custody and accounting expense (Note 4)	27,740
Miscellaneous expense	44,598
Total expenses	1,837,823
Net investment income	7,350,573
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	8,797,562
Net change in unrealized appreciation or depreciation on investments	52,410,141
Net realized and unrealized gain on investments	61,207,703
Increase in net assets resulting from operations	$68,558,276

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2006	2005
FROM OPERATIONS:
Net investment income	$7,350,573	$6,625,185
Net realized gain on investments	8,797,562	5,937,987
Net change in unrealized appreciation or depreciation on investments	52,410,141	19,684,700
Net increase in net assets resulting from operations	68,558,276	32,247,872
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(7,346,374)	(6,579,641)
Net realized gains	—	(2,328,610)
Return of capital	—	(8,025,977)
Total distributions	(7,346,374)	(16,934,228)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,536,036	104,970,634
Dividends reinvested	6,228,703	14,297,653
	43,764,739	119,268,287
Cost of shares redeemed	(68,358,778)	(75,481,091)
Net increase (decrease) in net assets resulting from capital share transactions	(24,594,039)	43,787,196
Net increase in net assets	36,617,863	59,100,840
NET ASSETS:
Beginning of year	363,966,977	304,866,137
End of year	$400,584,840	$363,966,977

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year.

	Year Ended December 31,
	2006			2005		2004	2003		2002
Per Share Operating Performance:
Net asset value, beginning of year		$18.67		17.77		15.47	12.55		14.67
Income (loss) from investment operations:
Net investment income		$0.39	*	0.36	*	0.32	0.32		0.27
Net realized and unrealized gain (loss) on investments		$3.31		1.44		2.31	2.90		(2.00)
Total income (loss) from investment operations		$3.70		1.80		2.63	3.22		(1.73)
Less distributions/allocations from:
Net investment income		$0.40		0.35		0.32	0.30		0.27
Net realized gain (loss)		$—		0.12		0.01	—		(0.34)
Income and realized gains included in redemptions		$—		—		—	—		0.00 **
Tax return of capital		$—		0.43		—	0.00	**	0.46
Total distributions		$0.40		0.90		0.33	0.30		0.39
Net asset value, end of year		$21.97		18.67		17.77	15.47		12.55
Total Return(1)%		19.98		10.36		17.14	25.93		(11.90)
Ratios and Supplemental Data:
Net assets, end of year (000's)		$400,585		363,967		304,866	272,063		237,441
Ratios to average net assets:
Expenses	%	0.49		0.50		0.58	0.59		0.63
Net investment income	%	1.97		1.93		2.00	2.28		1.98

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions/allocations at net asset value. Total return for less than one year is not annualized.

*  Per share data calculated using average number of shares outstanding throughout the period.

**  Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust") is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B of the Trust commenced operations in 1941 as a series of ING Corporate Leaders Trust Fund, which was created under a Trust Indenture dated November 18, 1935, as amended.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.  Valuation of Securities. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Short-term securities with 60 days or less to maturity are valued at amortized cost.

B.  Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations.

As of December 31, 2006, net unrealized appreciation of portfolio securities was $150,556,199, comprised of unrealized appreciation of $155,096,609 and unrealized depreciation of $4,540,410.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Other. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the year ended December 31, 2006, distributions from net investment income were $7,346,374, equivalent to $0.40 per participation. For the year ended December 31, 2005, distributions from net investment income were $6,579,641 equivalent to $0.35 per participation including amounts paid as equalization to redeeming participation holders.

For the year ended December 31, 2006, there were no distributions of net realized gains. For the year ended December 31, 2005, the distributions of net realized gains were $2,328,610, equivalent to $0.12 per participation.

For the year ended December 31, 2006, there were no distributions of tax return of capital. For the year ended December 31, 2005, distributions of tax return of capital were $8,025,977, equivalent to $0.43 per participation.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the principal account.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Bank of New York (the "Trustee") serves as Trustee for the Trust. The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES (continued)

services, which aggregated to $28,835 for the year ended December 31, 2006.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2006, the cost of purchases and proceeds of sales of investment securities were $5,557,545 and $30,368,648, respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

NOTE 6 — SOURCE OF NET ASSETS

As of December 31, 2006, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in principal account	$249,703,375
Unrealized appreciation in value of securities	150,556,199
Principal account	400,259,574
Income and distributable fund	325,266
Total net assets	$400,584,840

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Year Ended December 31, 2006	Year Ended December 31, 2005
Issued on payments from holders	1,883,215	5,664,758
Issued on reinvestment of dividends and distributions	301,107	797,015
Redeemed	(3,442,898)	(4,126,217)
Net increase (decrease)	(1,258,576)	2,335,556

NOTE 8 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, (the "SEC") has indicated that they would not object if a fund implements FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. For calendar-year open-end funds, this would be no later than their June 29, 2007 NAV and the effects of FIN 48 would be reflected in the funds' semi-annual financial statements contained in their Form N-CSR filing. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Trust has assessed the impact of adopting FIN 48 and currently does not believe that there will be a material impact to the Trust.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2006, management of the Trust is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC ("IFD"), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Boards that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

• Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

• ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

• In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the SEC on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC's Web site at

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

• ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

• ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

• The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

• ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

• ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

Other Regulatory Matters

The New York Attorney General (the "NYAG") and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation (the "NH Bureau") concerning their administration of the New Hampshire state employees deferred compensation plan.

On October 10, 2006, an affiliate of ING Investments entered into an assurance of discontinuance with the NYAG (the "NYAG Agreement") regarding the endorsement of its products by the New York State United Teachers Union Member Benefits Trust ("NYSUT") and the sale of their products to NYSUT members. Under the terms of the NYAG Agreement, the affiliate of ING Investments, without admitting or denying the NYAG's findings, will distribute $30 million to NYSUT members, and/or former NYSUT members, who participated in the NYSUT-endorsed products at any point between January 1, 2001 and June 30, 2006. The affiliate also agreed with the NYAG's office to develop a one-page disclosure that will further improve transparency and disclosure regarding retirement product fees (the "One-Page Disclosure"). Pursuant to the terms of the NYAG Agreement, the affiliate has agreed for a five year period to provide its retirement product customers with the One-Page Disclosure.

In addition, on the same date, these affiliates of ING Investments entered into a consent agreement with the NH Bureau (the "NH Agreement") to resolve this petition for relief and cease and desist order. Under the terms of the NH Agreement, these affiliates of ING Investments, without admitting or denying the NH Bureau's claims, have agreed to pay $3 million to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 (CONTINUED)

NOTE 9 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

resolve the matter, and for a five year period to provide their retirement product customers with the One-Page Disclosure described above.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses.

These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged.

In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

  PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS TRUST FUND  AS OF DECEMBER 31, 2006

Securities	Number of Shares	Cost	Market Value
Common Stock: 99.1%
Agriculture: 4.3%
Gallaher Group PLC ADR @@	189,800	$7,637,639	$17,072,510
Chemicals: 11.0%
Dow Chemical Co.	335,767	11,488,127	13,410,534
EI DuPont de Nemours & Co.	189,800	9,917,289	9,245,158
Praxair, Inc.	363,300	10,812,588	21,554,589
		32,218,004	44,210,281
Cosmetics/Personal Care: 5.7%
Procter & Gamble Co.	354,000	15,651,263	22,751,580
Diversified Financial Services: 6.7%
Citigroup, Inc.	483,266	17,533,708	26,917,916
Electric: 7.6%
Ameren Corp.	189,800	8,792,877	10,197,954
Consolidated Edison, Inc.	189,800	8,084,847	9,123,686
NiSource, Inc.	465,208	11,528,898	11,211,513
		28,406,622	30,533,153
Household Products/Wares: 4.1%
Fortune Brands, Inc.	189,800	10,334,388	16,207,022
Media: 2.7%
CBS Corp. - Class B	84,000	2,376,875	2,619,120
Comcast Corp.*	111,722	3,797,415	4,729,192
Viacom, Inc.	84,000	3,793,155	3,446,520
		9,967,445	10,794,832
Miscellaneous Manufacturing: 10.1%
Eastman Kodak Co.	189,800	8,101,099	4,896,840
General Electric Co.	725,600	18,057,446	26,999,576
Honeywell International, Inc.	189,800	7,315,533	8,586,552
		33,474,078	40,482,968
Office Supplies: 0.2%
Acco Brands Corp.	28,235	605,177	747,380
Oil and Gas: 30.3%
ChevronTexaco Corp.	355,400	15,534,873	26,132,562
ExxonMobil Corp.	1,012,700	31,840,515	77,603,201
Marathon Oil Corp.	189,800	7,445,844	17,556,500
		54,821,232	121,292,263
Retail: 1.0%
Foot Locker, Inc.	189,800	3,902,087	4,162,314
Telecommunications: 0.4%
AT&T Corp.	48,197	1,200,844	1,723,043
Transportation: 15.0%
Burlington Northern Santa Fe Corp.	577,542	19,160,711	42,628,375
Union Pacific Corp.	189,800	11,519,636	17,465,396
		30,680,347	60,093,771
Total Investments: 99.1%		$246,432,834	$396,989,033
Other Assets and Liabilities - Net: 0.9%			3,595,807
Total Net Assets: 100.0%			$400,584,840

*  Non-Income Producing

@@  Foreign Issuer

ADR  American Depositary Receipt

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Equity Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Fund

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*  An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Sponsor

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Trustee/Custodian

The Bank of New York
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 2000

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

PRAR-CLTB (1206-022207)